Cavium Announces Financial Results for Q3 2013

SAN JOSE, Calif., Oct. 30, 2013 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the third quarter ended September 30, 2013.

Revenue in the third quarter of 2013 was $79.1 million, a 6.6% sequential increase from the $74.2 million reported in the second quarter of 2013 and a 29.5% year-over-year increase from the $61.1 million reported in the third quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results

Net income attributable to the Company for the third quarter of 2013, on GAAP basis was $4.3 million, or $0.08 per diluted share compared to net loss attributable to the Company of $4.3 million, or $(0.08) per diluted share in the second quarter of 2013. Gross margins were 64.0% in the third quarter of 2013 compared to 58.3% in the second quarter of 2013. Total cash and cash equivalents were $113.0 million at September 30, 2013.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the third quarter of 2013 was $16.0 million or $0.29 per diluted share, compared to $12.6 million or $0.23 per diluted share in the second quarter of 2013. Gross margins, on a non-GAAP basis, were 66.0% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis were 21.6% in the third quarter of 2013.

Recent News Highlights

  October 29, 2013 - Cavium's Thunder is First 64-bit ARMv8 Processor supported in Ubuntu Server 13.10
  October 23, 2013 - Cavium to Demonstrate Project Thunder Software Development Kit at ARM® TechCon™ 2013
  October 15, 2013 - Cavium's New OCTEON® III Multicore Processors Supported by Optimized Versions of Wind River Linux and VxWorks
  October 14, 2013 - Cavium Presented at Linley Tech Processor Conference 2013
  September 19, 2013 - Northforge Joined Cavium PACE Partner Ecosystem to Develop Expert Network Communications
  September 12, 2013 - Netgear Announced its First Customer Shipments for New Hybrid Set-Top Box

Cavium, Inc. will broadcast its third quarter 2013 financial results conference call today, October 30, 2013, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	September 30, 2013	June 30, 2013
Net revenue	$ 79,124	$ 74,204
Cost of revenue	28,516	30,945
Gross profit	50,608	43,259
Operating expenses:
Research and development	33,630	32,424
Sales, general and administrative	14,833	16,144
Total operating expenses	48,463	48,568
Income (loss) from operations	2,145	(5,309)
Other expense, net:
Interest expense	(390)	(375)
Other, net	(126)	(418)
Total other expense, net	(516)	(793)
Income (loss) before income taxes	1,629	(6,102)
Provision for income taxes	714	677
Net income (loss)	915	(6,779)
Net loss attributable to non-controlling interest	(3,421)	(2,475)
Net income (loss) attributable to the Company	$ 4,336	$ (4,304)
Net income (loss) attributable to the Company per common share, basic	$ 0.08	$ (0.08)
Shares used in computing basic net income (loss) per common share	51,772	51,493
Net income (loss) attributable to the Company per common share, diluted	$ 0.08	$ (0.08)
Shares used in computing diluted net income (loss) per common share	53,492	51,493

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	September 30, 2013	June 30, 2013
non-GAAP:
GAAP research and development expenses	$ 33,630	$ 32,424
Stock-based compensation and related payroll taxes	(5,056)	(5,099)
Net restructuring related expenses	(38)	(38)
Expenses associated from a variable interest entity	(4,510)	(3,531)
Non-GAAP research and development expenses	$ 24,026	$ 23,756
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 14,833	$ 16,144
Stock-based compensation and related payroll taxes	(3,740)	(3,732)
Amortization of acquired intangible assets	(200)	(200)
Net restructuring related expenses	239	246
Potential contractual settlement payment related to MontaVista automotive business	-	(1,250)
Non-GAAP sales, general and administrative expenses	$ 11,132	$ 11,208

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2013	June 30, 2013
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 79,124	$ 74,204
GAAP gross profit	50,608	43,259
GAAP gross margin	64.0%	58.3%

Stock-based compensation and related payroll taxes	226	158
Amortization of acquired intangible assets	1,579	1,592
Net restructuring related expenses	(193)	(109)
Inventory write-down for discontinued consumer products	-	3,943
Non-GAAP gross profit	$ 52,220	$ 48,843
Non-GAAP gross margin	66.0%	65.8%

	Three Months Ended
	September 30, 2013	June 30, 2013
Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$ 2,145	$ (5,309)
Stock-based compensation and related payroll taxes	9,022	8,989
Amortization of acquired intangible assets	1,779	1,792
Net restructuring related expenses	(394)	(317)
Potential contractual settlement payment related to MontaVista automotive business	-	1,250
Inventory write-down for discontinued consumer products	-	3,943
Loss from operations of a variable interest entity	4,510	3,531
Non-GAAP income from operations	$ 17,062	$ 13,879
Non-GAAP income from operations as a percentage of revenue	21.6%	18.7%

	Three Months Ended
	September 30, 2013	June 30, 2013
Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss) attributable to the Company	$ 4,336	$ (4,304)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	226	158
Research and development	5,056	5,099
Sales, general and administrative	3,740	3,732
Amortization of acquired intangible assets:
Cost of revenue	1,579	1,592
Sales, general and administrative	200	200
Net restructuring related expenses	(394)	(317)
Potential contractual settlement payment related to MontaVista automotive business	-	1,250
Inventory write-down for discontinued consumer products	-	3,943
Net loss of a variable interest entity attributable to the Company	1,304	1,225
Total of non-GAAP adjustments	11,711	16,882
Non-GAAP net income	$ 16,047	$ 12,578

GAAP net income (loss) attributable to the Company per share, diluted	$ 0.08	$ (0.08)
Non-GAAP adjustments detailed above	0.21	0.31
Non-GAAP net income attributable to the Company per share, diluted	$ 0.29	$ 0.23

GAAP weighted average shares, diluted	53,492	51,493
Non-GAAP share adjustment	2,202	3,307
Non-GAAP weighted average shares, diluted	55,694	54,800

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of
	September 30, 2013	June 30, 2013
Assets
Current assets:
Cash and cash equivalents	112,960	97,643
Accounts receivable, net	46,504	44,721
Inventories	42,455	39,563
Prepaid expenses and other current assets	4,255	4,405
Deferred tax assets	112	44
Total current assets	206,286	186,376
Property and equipment, net	25,776	27,200
Intangible assets, net	53,003	56,587
Goodwill	71,478	71,478
Deferred tax assets, net of current	60	91
Other assets	1,044	1,334
Total assets	357,647	343,066

Liabilities and Equity
Current liabilities:
Accounts payable	23,992	19,520
Other accrued expenses and other current liabilities	9,754	8,849
Deferred revenue	10,689	10,597
Notes payable	11,012	1,012
Capital lease and technology license obligations	11,755	14,869
Total current liabilities	67,202	54,847
Notes payable, net of current portion	-	8,550
Capital lease and technology license obligations, net of current	18,268	19,723
Deferred tax liability	2,128	1,939
Other non-current liabilities	2,789	2,616
Total liabilities	90,387	87,675

Equity
Common stock	52	52
Additional paid-in capital	433,507	422,553
Accumulated deficit	(157,244)	(161,580)
Total stockholders' equity attributable to the Company	276,315	261,025
Non-controlling interest	(9,055)	(5,634)
Total equity	267,260	255,391
Total liabilities and equity	357,647	343,066

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, (408) 943-7104, art.chadwick@cavium.com, or Angel Atondo, Senior Marketing Communications Manager, (408) 943-7417, angel.atondo@cavium.com